Exhibit 99.1

Slide: 0 MOVING FORWARD  Chairman  and  Chief  Ronald E. Logue  Executive  Officer  STATE STREET  Investor and Analyst Forum 5 February 2009

Slide: 1 Ronald E. Logue Chairman and Chief Executive Officer Edward J. Resch Executive Vice President and Chief Financial Officer Jay L. Hooley President and Chief Operating Officer Scott F. Powers President and Chief Executive Officer State Street Global TODAY’S AGENDA

Slide: 2 Reminder This presentation contains forward-looking statements as defined by United States securities laws, including statements about State Street’s goals and expectations regarding its business, financial condition, results of operations and strategies, the financial and market outlook, governmental and regulatory initiatives and developments and the business environment. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing State Street's expectations or beliefs as of any date subsequent to the date of this presentation. Important factors that may affect future results and outcomes include: global financial market disruptions and the current, worldwide economic recession, and monetary and other governmental actions designed to address such disruptions and recession in the United States and internationally; the financial strength of the counterparties with which we or our clients do business and with which we have investment or financial exposure; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities, and the liquidity requirements of our customers; the credit quality and credit agency ratings of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss; the maintenance of credit agency ratings for our debt obligations as well as the level of credibility of credit agency ratings; the possibility that changes to accounting rules or in market conditions or asset performance may require any off-balance sheet activities, including the unconsolidated asset-backed commercial paper conduits we administer, to be consolidated into our financial statements, requiring the recognition of associated losses; the possibility of our customers incurring substantial losses in investment pools where we act as agent, and the possibility of further general reductions in the valuation of assets; our ability to attract deposits and other low-cost short-term funding; potential changes to the competitive environment, including changes due to the effects of consolidation, extensive and changing government regulation and perceptions of State Street as a suitable service provider or counterparty;  the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the United States and internationally; our ability to measure the fair value of securities in our investment securities portfolio and in the asset-backed commercial paper conduits we sponsor; the results of litigation and similar disputes and, in particular, the effect of current or potential litigation concerning SSgA's active fixed-income strategies, and the enactment of legislation and changes in regulation and enforcement that impact us and our customers, as well as the effects of legal and regulatory proceedings; adverse publicity or other reputational harm; our ability to pursue acquisitions, strategic alliances and divestures, finance future business acquisitions and obtain regulatory approvals and consents for acquisitions; the performance and demand for the products and services we offer, including the level and timing of withdrawals from our collective investment products; our ability to continue to grow revenue, attract highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements; our ability to control operating risks, information technology systems risks and outsourcing risks, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will fail or be circumvented; the potential for new products and services to impose additional costs on us and expose us to increased operational risk, and our ability to protect our intellectual property rights; our ability to obtain quality and timely services from third parties with which we contract; changes in accounting standards and practices, including changes in the interpretation of existing standards, that impact our consolidated financial statements; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that impact the amount of taxes due.  Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in State Street's 2007 Annual Report on Form 10-K and its subsequent SEC filings, including, in particular, its Current Report on Form 8-K dated January 20, 2009. State Street encourages investors to read these filings, particularly the sections on Risk Factors, and its subsequent SEC filings for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of February 5, 2009, and State Street does not undertake efforts to revise those forward-looking statements to reflect events after that date.

Slide: 3 Agenda Moving Forward Capital Overview TCE Improvement Plan Core Business Summary

Slide: 4 Capital overview

Slide: 5 Moving Forward Prudent risk-taking to achieve appropriate risk-adjusted returns Capital Overview – Foundation for 2009 Core Business Capital 2009

Slide: 6 Moving Forward  Information reflects operating-basis financial information; refer to the description and reconciliation provided in the attached appendix.  2008: Consistent performance above the high end of ranges  Capital Overview – Based on Consistent Financial Results  Long-term Goal 2004 2005 2006 2007 2008 (as updated) Growth in Operating Revenue (8%–12%) +13.7% +10.4% +15.2% +32.1% +24.8% Growth in Operating EPS (10%–15%) +7.9% +14.2% +22.7% +32.1% +22.8% Operating ROE (14%–17%) 14.0% 15.3% 17.1% 17.7% 19.3%

Slide: 7 Moving Forward Capital Overview – Position as of 12/31/08 All ratios exclude $51.7B of Federal Reserve and other central bank deposits in excess of required reserves and AMLF-related investment securities. *The estimated pro forma impact to State Street Corporation’s capital ratios assumes:  All four State Street-sponsored unconsolidated conduits, with combined assets of approximately $23.9 billion at December 31, 2008, are consolidated onto the balance sheet of State Street Bank and Trust Company on December 31, 2008; assets of the conduits are recorded at estimated fair value.  **The “well capitalized” requirement for Tier 1 leverage applies to State Street Bank and Trust Company only.   ***Defined by State Street as total common equity less goodwill and intangibles / adjusted total tangible assets, adjusted to exclude the effects of $560M of deferred tax liabilities associated with identifiable intangible assets. Ratios Well Capitalized Requirements Actual 12/31/08 Pro-forma (includes consolidation of conduits)* 12/31/08 Tier 1 Leverage** 5% 7.83% 5.65% Tier 1 Capital 6% 20.74% 14.98% Tangible Common Equity***  4.61% 1.19%

Slide: 8 Moving Forward  Strategic actions to enhance TCE  1The estimated pro forma impact to State Street Corporation’s TCE assumes: All four State Street-sponsored unconsolidated conduits, with combined assets of approximately $23.9 billion at December 31, 2008 are consolidated onto the balance sheet of State Street Bank and Trust on December 31, 2008; assets of the conduits are recorded at estimated fair value Note: TCE/tangible assets is adjusted to exclude the effects of $560M of deferred tax liabilities associated with identifiable intangible assets.  Capital Overview – Pro Forma TCE Improvement Plan (Gp:) Estimated Forecast 12/31/08 1.19%1 (as updated)  Adjustment of 2008 compensation  1/30/09 1.79%1  Improvement in unrealized losses  3/31/09 2.62%1  Dividend reduction Portfolio securities paying down/maturing Conduit securities paying down/maturing Changes in size of balance sheet  Organic capital generation  6/30/09 3.62%1  Dividend reduction Portfolio securities paying down/maturing Conduit securities paying down/maturing Changes in size of balance sheet  Organic capital generation  9/30/09 4.29%1  Dividend reduction Portfolio securities paying down/maturing Conduit securities paying down/maturing Changes in size of balance sheet  Organic capital generation  12/31/09 4.91%1  Dividend reduction Portfolio securities paying down/maturing Conduit securities paying down/maturing Changes in size of balance sheet Organic capital generation

Slide: 9 Edward J. Resch Chief Financial Officer

Slide: 10 TCE Improvement Plan

Slide: 11 Moving Forward AGENDA TCE Improvement Plan Key messages Capital AAA-rated Securities in the Investment Portfolio Assumptions for 2009

Slide: 12 Moving Forward State Street is actively building its capital base and strengthening its TCE ratio1 Organic growth and tactical steps are expected to rebuild pro forma TCE2 from 1.19% at 12/31/08 to almost 5% by year-end 2009 Nevertheless, the current pro forma TCE ratio is heavily distorted by a severely disrupted market The entire investment portfolio can withstand significant levels of economic stress   1TCE/adjusted tangible assets (excludes deferred tax liability of about $560 million) 2The estimated pro forma impact to State Street Corporation’s TCE assumes: All four State Street-sponsored unconsolidated conduits, with combined assets of approximately $23.9 billion at December 31, 2008, are consolidated onto the balance sheet of State Street Bank and Trust on December 31, 2008; assets of the conduits are recorded at estimated fair value.  TCE Improvement Plan – Key Messages

STATE STREET

Moving Forward

TCE Improvement Plan – Capital 2004–2008

- Strong organic capital generation invested in business or returned to shareholders
- Regulatory capital ratios are strong
  - Tier-1 capital ratio improved 950 bps from December 31, 2007 to December 31, 2008
- Capital strength is more than TCE
- Mark deterioration, due primarily to market illiquidity, affected tangible capital in late 2007 and in 2008
- We are implementing a plan to improve our *pro forma* TCE ratio

as of period end	2004	2005	2006	2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008 (updated)
Tier-1 Leverage[1]	5.5%	5.6%	5.8%	5.3%	6.1%	8.3%	8.4%	7.8%
Tier-1 Capital[2]	13.3%	11.7%	13.7%	11.2%	12.4%	17.1%	16.0%	20.7%
TTE[3]	4.5%	4.8%	5.1%	3.9%	3.3%	5.7%	4.8%	6.3%
TCE[4]	4.5%	4.8%	5.1%	3.9%	3.3%	5.7%	4.8%	4.6%
***Pro Forma* TCE**[5]	3.9%	4.0%	4.2%	2.9%	2.0%	3.9%	3.1%	1.19%

[1]Tier-1 capital/adjusted average assets. [2]Tier-1 capital/risk-weighted assets. [3]TCE + TARP /adjusted tangible assets. [4]TCE/adjusted tangible assets (excludes deferred tax liability of about $560 million). [5]The estimated *pro forma* impact to State Street Corporation's TCE at 12/31/08 assumes: All four State Street-sponsored conduits, with combined assets of approximately $23.9 billion are consolidated onto the balance sheet of State Street Bank and Trust on December 31, 2008; assets of the conduits are recorded at estimated fair value. For all other periods, conduit asset fair values as of these dates are utilized.

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STATE STREET

Moving Forward

TCE Improvement Plan – Capital

ADDRESSING MARKET CONCERNS

Estimated Quarterly Impact on TCE Ratio[1]

	Q1	Q2	Q3	Q4
Pro Forma TCE[2] at beginning of period	1.19%	2.62%	3.62%	4.29%
Dividend reduction	+8 bps	+8 bps	+8 bps	+8 bps
Portfolio securities paying down/maturing	+26 bps	+37 bps	+32 bps	+29 bps
Conduit securities paying down/maturing	+14 bps	+15 bps	+12 bps	+10 bps
Changes in size of balance sheet	+0 bps	+0 bps	(28) bps	(30) bps
Organic capital generation	+35 bps	+40 bps	+43 bps	+45 bps
Estimated *Pro Forma* TCE[2] from initiatives	2.02%			
Improvement in unrealized losses at 1/30/09	+60 bps			
Estimated *Pro Forma* TCE[2] at end of period	2.62%	3.62%	4.29%	4.91%

Actions to rebuild TCE

[1]TCE/adjusted tangible assets (excludes deferred tax liability of about $560 million)
[2]The estimated *pro forma* impact to State Street Corporation's TCE assumes: All four State Street-sponsored unconsolidated conduits, with combined assets of approximately $23.9 billion at December 31, 2008, are consolidated onto the balance sheet of State Street Bank and Trust on December 31, 2008; assets of the conduits are recorded at estimated fair value.

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Slide: 15 Moving Forward  Conservatively structured and well seasoned  At 12/31/08, 89.3% of portfolio assets were rated AAA or AA and 94.2% were rated A or better Impairment of securities resulted in a pre-tax charge of $122 million in 2008 Portfolio constructed to perform well even with stresses in market environment1 As of 12/31/08, no assets were in default and all assets were current for principal and interest Unrealized mark-to-market after-tax loss was $6.3 billion as of 12/31/08 Unrealized after-tax loss improved to $5.6 billion, as of January 30, 2009  Investment Portfolio  Investment Portfolio remains of high quality and well diversified  1Information on stress testing available in supplemental disclosure.   TCE Improvement Plan – Investment Portfolio

Slide: 16 Moving Forward  Pro Forma TCE ratio* Dec 31, 2008  *The estimated pro forma impact to State Street Corporation’s TCE assumes: All four State Street-sponsored unconsolidated conduits, with combined assets of approximately $23.9 billion at December 31, 2008, are consolidated onto the balance sheet of State Street Bank and Trust on December 31, 2008; assets of the conduits are recorded at estimated fair value.  Impact of Unrealized Mark on Investment Portfolio AAA Securities    +74 bps  +38 bps  +37 bps  –1 bps  +3 bps  +23 bps  +22 bps  +20 bps  +10 bps  +19 bps  1.19% 1.93% 2.31% 2.68% 2.67% 2.70% 2.93% 3.35% 3.45% 3.64% 3.64%   1%  4%  2% 3% 5%    TCE Improvement Plan – Impact on Pro Forma TCE of AAA Securities Only

Slide: 17 Moving Forward TCE Improvement Plan – Investment Portfolio Quality of AAA Securities TCE Impact AAA Student Loans ABS $8.8B  FFELP collateral is 97%–98% government guaranteed; 2%–3% remainder is covered by additional credit enhancement thus risk of loss is essentially zero +74 bps AAA Credit Card ABS $4.3B  Blue Chip portfolio — 99% issued by Chase, Capital One, Bank of America, Citibank, American Express and Discover Designed to withstand annual charge-offs of 41%–66%, in comparison to the industry consensus for charge-offs to be between 8% to 10% in 2009  +38 bps         AAA CMBS $4.2B  Securities can withstand a 30% decline in property values, worse than the early 1990s +23 bps

STATE STREET

Moving Forward

TCE Improvement Plan – Investment Portfolio Quality of AAA Securities

		TCE Impact
AAA Int'l MBS $5.2B	> Securities can withstand ~40% home price declines > Selection of conservatively underwritten collateral and senior tranche positions mitigates State Street's risk exposure	+22 bps
AAA Other ABS $2.7B	> Auto Loan ABS are 67% 2006 vintage or earlier; all can withstand stress loss forecasts > All CLOs can withstand cumulative default rates in excess of 45%	+20 bps
AAA Other $15.7B	> Government/agency securities: $14.3 billion > Corporate bonds: $0.2 billion > Municipal bonds: $0.3 billion > Tax-exempt bonds/other: $0.9 billion	+3 bps
AAA Subprime $2.2B	> Average credit enhancement of 47% > If all underlying mortgages default and the recovery rate is at least 53%, then no loss is expected	+19 bps

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Slide: 19 Moving Forward  Program created to address customer demand; assets sourced from the market Committed to reducing size of program $28.8 billion of assets at 12/31/07 $23.9 billion of assets at 12/31//08 As of 12/31/08 78% of the conduit assets were rated A or higher with no sub-prime or SIV assets Excluding AMLF, amount of conduit CP held on State Street’s balance sheet was $230 million and $5.7 billion was sold to the CPFF Unrealized mark-to-market after-tax loss was $3.6 billion Update as of 1/30/09 $22.6 billion of assets Unrealized mark-to-market after-tax loss was $3.4 billion Commercial paper on balance sheet was $5.5 billion and an additional $2.0 billion was sold to CPFF (to be extended through October 2009)  ABCP Conduits  Reducing size of program as efficiently as possible  TCE Improvement Plan – ABCP Conduits

Slide: 20 Moving Forward  Worldwide interest-rates at or moving to historic lows Conservative investment plan in volatile markets to stabilize TCE No re-investment of paying down or maturing securities (excluding treasuries) in 1H 2009, run-off deposited with Central Banks Outlook for NIR to be reduced from earlier presentations by about $600 million from 2008 level Expect to reduce balance sheet by about $6 billion from December 31, 2008 during 1H 2009 Net interest margin in 2009 estimated to be between 1.70% and 1.80% In 2H expect slight improvement in credit and equity markets S&P 500 to average 900 for the year Spreads to begin to contract  TCE Improvement Plan – Assumptions for 2009  Key Assumptions

Slide: 21 Moving Forward  Conclusions  Investment portfolio management and updated 2009 assumptions re S&P 500 are expected to affect our financial goals  1Assumes market prices remain at 1/30/09 levels.  TCE Improvement Plan – Summary   Implementing TCE improvement plan1  Expect to raise pro forma TCE to 2.62% by end of Q1 2009  Expect to raise pro forma TCE to 4.91% by end of 2009 Investment portfolio is of high quality and well diversified Analysis by asset class reveals impact of market illiquidity on valuations Mark on AAA-rated securities reduced TCE by 245 basis points in the aggregate Revised investment strategy impacts 2009 NIR and lower S&P 500 assumption affects revenue expectations, partially offset by expense reduction

Slide: 22 Jay L. Hooley President and Chief Operating Officer

Slide: 23 Strong Foundation  Core business aligned with secular growth trends Record year in 2008 for new business wins 75% of 2008 new revenue growth came from existing customers  Continued revenue synergies from IBT acquisition Strong prospect pipeline in place       Key Customer Drivers  Flight to quality and safety Cost pressures on asset managers and asset owners Responding to market and regulatory changes Growing need for transparency, risk management and compliance       Growth Opportunities  Market share expansion  New market initiatives (Sovereign Wealth Funds, Private Equity) Product opportunities (Outsourcing, Derivatives, Risk Systems, Electronic Trading) Moving Forward Core Business – Investment Servicing

Slide: 24 Moving Forward  Strong momentum in core business  $1.7 trillion  $1.4 trillion  $317 billion  Core Business – Investment Servicing Strong Foundation (Gp:) Won in 2008  (Gp:) Installed through Q4  (Gp:) To be installed in 2009    ASSET SERVICING WINS

Slide: 25 Moving Forward  Core Business – Investment Servicing Key Drivers    Flight to Quality and Safety  State Street’s reputation as trusted partner As of 1/30/09, US DDA balances were $20 billion and $13 billion in excess deposits at Central Banks Fewer competitors in trading and lending businesses Winning business from other providers Custodian, administrator or manager for three government programs — AMLF, CPFF and MBS Acute focus on risk areas (derivatives, collateral management, risk reporting)

Slide: 26 Moving Forward Core Business – Investment Servicing Growth Opportunities *Morgan Stanley, Research Note, November 28, 2008 Growing Market Share  Expansion opportunities in Asia, Sovereign Wealth Funds, Offshore Markets Leadership in foreign exchange and transition management as competitors exit the business  Securities finance program recognized by customers for quality       Alternative Investments  Hedge Funds moving to independent administration Private Equity administration has grown to $138 billion as of 12/31/08  Custody moving from prime brokers to custodians State Street well positioned: Hedge fund industry assets estimated to be down 41% on average*, but State Street’s assets were down about 25%       Outsourcing  Cost pressures tend to increase willingness of investment managers to outsource back and middle office functions Industry-leading solution with $4.7 trillion in AUA Strong pipeline   Long-term commitment

Slide: 27 Moving Forward Core Business – Investment Servicing Program remains liquid in challenging market Securities Finance  State Street acts as agent, not principal, in managing program Program managed conservatively, started building liquidity in 2007 As of 12/31/08, duration of 22 days No restrictions on withdrawals for normal business activities Customers have not experienced losses due to default New securities lending mandates in 2008 total 31 clients with lendable assets of $61 billion as of 12/31/08 Recently two existing clients have consolidated lending mandates from other agent lenders to State Street, representing $20 billion in lendable assets as of 12/31/08 Spreads and scarcity value of assets on loan are expected to partially offset the impact of lower volumes $584 billion average securities on loan for 2008 $347 billion as of 12/31/08 $395 billion as of 1/30/09

Slide: 28 Moving Forward  Core Business – Investment Servicing  Trends and our position in market support performance in 2009  Summary  Core business well positioned against long-term growth trends Globalization Retirement and savings needs Recent market disruption has increased demand for core services Recalibrating expenses to adjust for lower market environment Benefiting from long-standing, trusted relationships Focused on execution

Slide: 29 Scott F. Powers President and Chief Executive Officer State Street Global Advisors

Slide: 30 Moving Forward  Core Business – Investment Management  Strong Foundation  World’s leading quantitative institutional asset manager Achieved $198 billion in gross new asset wins in 2008  75% of new business growth came from existing customers Strong pipeline of new business Key Client Drivers  Flight to quality Transparency, risk and compliance important Clients continue to de-risk and de-leverage investment portfolios  Growth Opportunities  DC plans and IRAs overtaking growth in DB plans Cash management ETFs

Slide: 31 Investment Center Milan Sydney Singapore  Tokyo Hong Kong  Paris Zurich  London Montreal Boston Frankfurt Munich Atlanta Toronto  Chicago Santiago San Francisco Brussels Amsterdam Bangalore Melbourne Dubai  Marketing / Relationship Management Office Stamford New York Rye Brook Seoul Safety Harbor Global Alliance Company  Title: Moving Forward  As of December 31, 2008 Milan  Sydney  Singapore Tokyo Hong Kong Paris  Zurich London Montreal  Boston  Frankfurt Munich  Atlanta Toronto Chicago  Santiago  San Francisco  Brussels  Amsterdam  Bangalore  Melbourne  Dubai Stamford  New York Rye Brook  Seoul Safety Harbor  World’s Leading Quantitative Institutional Asset Manager  2,000 employees, 450 investment professionals 27 offices, 11 investment centers Eight Global Alliance companies in 13 locations 24-hour trading capability, with trading desks in Boston, London, Hong Kong  Core Business – Investment Management  STRONG FOUNDATION

Slide: 32 Moving Forward  2003 Assets (US$ millions): $1,106  Source: SSgA, as of December 31, 2008  Core Business – Investment Management  Growing Market Share in Active and Enhanced Strategies  2008 Assets (US$ millions): $1,444  STRONG FOUNDATION IN PASSIVE STRATEGIES   2003 Assets (1.15$  $339  $10  $81  millions): $1,106  Passive  Active Equity  Company Stock/ESOP  Passive Fixed Income  Active Fixed Income  Cash and Money Market  2008 Assets (115$ millions): $1,444  $468  $32  $91  576  EcLrco: SSgA, c atDaconnr3l, 2008  Growth in Quantitative Asset Management  Total Active Assets  Total Enhanced  Total Active and Enhanced  $519  $76  $238  2003  $72 201  $30453  $102 734  2008 % Growth  $05,209 17.9%  $35,003 15.2%  $120,292 17.1%

Slide: 33 Moving Forward  Opportunity to leverage relationships with DB plan and institutional asset owners to manage their DC plan assets Percentage of passive products1 in DC plans expected to grow to 15% of assets by 2011 ($869B)2 as cost transparency becomes more important  1Includes index, ETF, target date, balanced and asset allocation strategies 2Sources: ICI, Casey Quirk, August 2008  Growth of US DC assets will outpace growth of DB assets2  Core Business – Investment Management Key Drivers  OPPORTUNITIES IN MANAGING DC PLAN ASSETS1  $T  $16  $10  $5  $0  DB: 4.9% CAGR (2008—2011)  DC: 7.1% CAGR (2008—2011)   4.6 2.5 6.1 3.6 7.1 4.8 8.2 5.9  2002 2005 2008 2011

Slide: 34 Moving Forward  Focus on distribution opportunities in corporate and global markets — untapped sources of assets Trend for Corporate Treasurers to outsource cash management and accounting / analytics Potential to offer full spectrum of cash management capabilities with flexibility in product delivery tailored for specific geographies  Core Business – Investment Management Growth Drivers  1Sources: BCG Global Asset Management 2007; State Street Analysis August 2008; does not include securities lending collateral  EXPECTED GROWTH IN CASH MANAGEMENT1: 6.5% 3-YEAR CAGR  $T $12 $8 $4 $0 $0.6 $2.9 $5.1 $0.6 $3.1 $5.3 $0.7 $3.4 $5.6 $0.8 $3.7 $5.9 2008 2009 2010 2011

Slide: 35 Moving Forward  SSgA viewed as original innovator in the ETF space Strong SPDR brand awareness Multi-channel distribution strategy with organization structure to allow for growth Asian market fragmentation creates additional opportunity   Core Business – Investment Management Growth Drivers  Sources: FRC August/September 2008; BCG February 2008; SSgA Analysis June $969  $1,259  $1,637  $2,138  $B  US ETFs: 22% 3-YEAR CAGR AND NON-US ETFs: 44% 3-YEAR CAGR 2008 2009 2010 2011 2400 1600 800 0 341 628 490 769 702 935 1011 1127

Slide: 36 Moving Forward  Core Business – Investment Management  *Source: Pensions & Investments, 12/31/07 **Source: SSgA data as of 12/3108  SSgA’S COMPETITIVE ADVANTAGE  #2 Passive management* $576B** Cash management (as of 12/31/08) $468B** #6 in DC plan management* $207B** #2 in ETFs* $170B**

Slide: 37 Moving Forward World-class quantitative skill Broad, global client-base and ability to deepen relationships Steps taken to put issues behind us Building on foundation to deliver innovative solutions   Core Business – Investment Management

Slide: 38 Summary

Slide: 39 Moving Forward  Summary – Our 2009 Goals   Information reflects operating-basis financial information; refer to the description and reconciliation of 2008 and 2007 results provided in the attached appendix.  Operating Revenue Growth 24.8% 8%-12% (8)%-(12)% Goal 2008 vs. 2007 Long-term Goals 2009 vs. 2008

Slide: 40 Moving Forward  Conservative balance sheet management to drive operating revenue  Summary – Our 2009 Goals  S & P 500 to average 900 Interest rates to remain low throughout the year  Conservative investments through 1H 2009 or until market stabilizes Reduction in size of balance sheet Expect to lower NIR by $600 million compared to 2008 Balance Sheet Management Plans Market Outlook Operating Revenue Growth 24.8% 8%-12% (8)%-(12)%  Goal 2008 vs. 2007 Long-term Goals 2009 vs. 2008  Information reflects operating-basis financial information; refer to the description and reconciliation of 2008 results provided in the attached appendix.

Slide: 41 Moving Forward  Outlook for operating earnings per share driven by conservative view of revenue   Summary – Our 2009 Goals   Information reflects operating-basis financial information; refer to the description and reconciliation of 2008 results provided in the attached appendix.  Operating Revenue Growth 24.8% 8%-12% (8)%-(12)%  Goal 2008 vs. 2007 Long-term Goals 2009 vs. 2008  Operating EPS Growth 22.8% 10%-15% (12)%-(16)%

Slide: 42 Moving Forward  Summary – Our 2009 Goals   Cost Reductions to Support Slower Markets   $375M to $400 M (annualized, pre-tax) following a previously announced reduction-in-force of 6% scheduled to be completed by the end of Q1 Additional reduction of 2009 total compensation Technology expense is targeted at the lower end of our historic range of 20%– 25% of operating expenses Average diluted shares to increase due to equity offering June 2008  Information reflects operating-basis financial information; refer to the description and reconciliation of 2008 results provided in the attached appendix.  Expect expenses to decline so as to generate annual, positive operating leverage   Operating Revenue Growth 24.8% 8%-12% (8)%-(12)%  Goal 2008 vs. 2007 Long-term Goals 2009 vs. 2008  Operating EPS Growth 22.8% 10%-15% (12)%-(16)%

Slide: 43 Moving Forward Operating performance driven by core business and pro forma TCE improvement plan Summary – Our 2009 Goals Information reflects operating-basis financial information; refer to the description and reconciliation of 2008 results provided in the attached appendix. Operating Revenue Growth 24.8% 8%-12% (8)%-(12)%  Goal 2008 vs. 2007 Long-term Goals 2009 vs. 2008  Operating EPS Growth 22.8% 10%-15% (12)%-(16)% Operating ROE 19.3% 14%-17% Approach low end 2008 Operating Results (Revenue in $ millions)  Operating revenue: $10,477 Operating EPS: $5.61 Operating ROE: 19.3%

Slide: 44 Moving Forward  Summary  We have a plan in place to improve the pro forma TCE ratio We continue to have confidence in the quality and performance of the investment portfolio and conduit securities We plan to invest conservatively until markets recover  Our customers are looking to us for a broad array of services Our business momentum continues  Focused on Creating Shareholder Value  We have a strong foundation for future growth

Slide: 45 State Street

Appendix

Moving Forward > Program created to address customer requests; assets sourced from the market > Committed to reducing size of program – $28.8 billion of assets at 12/31/07 – $23.9 billion of assets at 12/31//08 > As of 12/31/08 – 78% of the conduit assets were rated A or higher with no sub-prime or SIV assets – Excluding AMLF, amount of conduit CP held on State Street’s balance sheet was $230 million and $5.7 billion was sold to the CPFF – Unrealized mark-to-market after-tax loss was $3.6 billion > Update as of 1/30/09 – $22.6 billion of assets – Unrealized mark-to-market after-tax loss was $3.4 billion – Commercial paper on balance sheet was $5.5 billion and an additional $2.0 billion was sold to CPFF (to be extended through October 2009) ABCP Conduits TCE Improvement Plan – ABCP Conduits Reducing size of program as efficiently as possible
Slide: 0 Moving Forward  Program created to address customer requests; assets sourced from the market Committed to reducing size of program $28.8 billion of assets at 12/31/07 $23.9 billion of assets at 12/31//08 As of 12/31/08 78% of the conduit assets were rated A or higher with no sub-prime or SIV assets Excluding AMLF, amount of conduit CP held on State Street’s balance sheet was $230 million  and $5.7 billion was sold to the CPFF Unrealized mark-to-market after-tax loss was $3.6 billion Update as of 1/30/09 $22.6 billion of assets Unrealized mark-to-market after-tax loss was $3.4 billion Commercial paper on balance sheet was $5.5 billion and an additional $2.0 billion was sold to CPFF  ABCP Conduits  TCE Improvement Plan – ABCP Conduits  Reducing size of program as efficiently as possible

Moving Forward > Conservatively structured and well seasoned > At 12/31/08, 89.3% of portfolio assets were rated AAA or AA and 94.2% were rated A or better > Impairment of securities resulted in a pre-tax charge of $122 million in 2008 > Portfolio constructed to perform well even with stresses in market environment1 > As of 12/31/08, no assets were in default and all assets were current for principal and interest > Unrealized mark-to-market after-tax loss was $6.3 billion as of 12/31/08 > Unrealized after-tax loss improved to $5.6 billion, as of January 30, 2009 Investment Portfolio TCE Improvement Plan – Investment Portfolio Investment Portfolio remains of high quality and well diversified 1Information on stress testing available in supplemental disclosure.
Slide: 1 Moving Forward  Conservatively structured and well seasoned  At 12/31/08, 89.4% of portfolio assets were rated AAA or AA and 94.3% were rated A or better Impaired $122 million in 2008 Portfolio constructed to perform well even with stresses in market environment1 As of 12/31/08, no assets were in default and all assets were current for principal and interest Unrealized mark-to-market after-tax loss was $6.3 billion as of 12/31/08 Unrealized after-tax loss improved to $5.6 billion, as of January 30, 2009  Investment Portfolio  TCE Improvement Plan – Investment Portfolio  Investment Portfolio remains of high quality and well diversified  1Information on stress testing available in supplemental disclosure.

Slide: 2 Moving Forward Decline in commercial property values: 20%–30% peak to trough Decline in home prices: 35% peak to trough Subprime defaults: 45% with 60% severity Unemployment at 12%–13% Credit card charge offs at 12%–13% for our BBB securities   Severe Economic Scenarios  Total 2008 Impairments  State Street 2008 Impairments and Impairment Testing  Structured securities are tested under severe economic scenarios State Street impairs securities if we determine it is probable that all amounts of principal and interest will not be collected  TCE Improvement Plan – Investment Portfolio  IMPAIRMENT PROCESS  The results of our impairment process have led to minimal impairments   $ millions RMBS (67) Corporate (22) Subprime (18) ABS CDO (3) Other (12) TOTAL (122)

Slide: 3 TCE Improvement Plan – Pro forma TCE1 Impact of Depressed   Market Values and Illiquidity on Investment Portfolio Moving Forward  Pro Forma TCE1: Range of Possibilities  1The estimated pro forma impact to State Street Corporation’s capital ratios assumes: All four State Street-sponsored unconsolidated conduits, with combined assets of approximately $23.9 billion at December 31, 2008, are consolidated onto the balance sheet of State Street Bank and Trust on December 31, 2008; assets of the conduits are recorded at estimated fair value; Note: for dollar values, please see supplemental disclosure. Dollars represent market-to-book  +87 bps  $80  +45 bps  $79  -1 bps  $100  +27 bps   $98  +24 bps   $80  +24 bps   $85  +33 bps   $78  +14 bps    $75  Unrealized losses as of 1/30/09 improved $730 million after-tax, improving TCE ratio 60 bps  +90 bps    $66  +59 bps  $74    Pro forma TCE as of 12/31/08 Pro Forma TCE as of 12/31/08 as updated Student Loans Credit Cards Agency MBS Non-agency Other CMBS Int'l MBS Other ABS Alt-A MBS Sub-Prime East 1.05% 1.19% 2.06% 2.51% 2.50% 3.09% 3.36% 3.60% 3.84% 4.17% 4.31% 5.21%

Slide: 4 Moving Forward  TCE Improvement Plan – Investment Portfolio  Average FFELP U S government guarantee is 98% of the underlying collateral, with the minimum at 97% Average FFELP enhancement is 5.5% with every deal having greater than the 2%–3% not covered by the government guarantee Every single AAA FFELP CUSIP has greater than 100% credit enhancement No principal loss on a AAA FFELP with 100% collateral default and 100% severity 92% of the student loans are FFELP US government guaranteed  Information on stress testing available in supplemental disclosure.  STUDENT LOANS (as of 12/31/08)  BV  AAA AA A Impact on TCE Market to Book $9.8B  90% 9% 1% 87 bps $80

Slide: 5 Moving Forward The market’s highest monthly annualized charge-off rate since 1992 is 7.5%. Industry consensus** is for charge-offs to be between 8% to 10% in 2009  Information on stress testing available in supplemental disclosure. *Source: Citigroup, “Thinking Ahead – 2009 Consumer ABS Outlook,” 12/17/08 **Source: J.P. Morgan, 1/15/09   BV  AAA AA A BBB Impact on TCE Market to Book $4.8B  89% 2% 5% 4% 45 bps $79  AAA credit card designed to withstand annual default rates of 41%–66%  Rating Range of Default Rates* Class AAA 41%–66% Class A 22%–37% Class BBB 6.5%–24% Class BB 6%–8%  CREDIT CARDS (as of 12/31/08)

Slide: 6 Moving Forward  Information on stress testing available in supplemental disclosure. *Market is the J.P. Morgan MBS Credit Index  NON-AGENCY PRIME MBS (as of 12/31/08)  TCE Improvement Plan – Investment Portfolio  57% Super Senior 61% are 2005 vintage year or earlier Designed to withstand 2.9 times the projected future loss   BV  AAA AA A BBB BB< Impact on TCE Market to Book $7.7B  74% 10% 9% 3% 4% 59 bps $74  Statistic State Street Market* Loan-to-Value 69% 71% Credit Enhancement 9% 5%

Slide: 7 Moving Forward OTHER (as of 12/31/08)  TCE Improvement Plan – Investment Portfolio  Government/agency securities: $14.3 billion Corporate bonds: $2.6 billion Municipal bonds: $2.5 billion Tax-exempt bonds/other: $4.7 billion   Information on stress testing available in supplemental disclosure. *NR = Not rated.    BV  AAA AA A BBB NR* Impact on TCE Market to Book $24.1B  65% 19% 8% 5% 3% 27 bps $98

Slide: 8 Moving Forward  *Source: Trepp LLC Note: State Street bought no CMBS assets in 2008.  Information on stress testing available in supplemental disclosure.  TCE Improvement Plan – Investment Portfolio  Average credit enhancement is 24% 90% of the 2006 and 2007 vintages are super senior and senior AAA Super senior CMBS designed to withstand a 100% collateral default and 50% severity without a loss   $240,000   $160,000   $80,000   $0   $B   $B   State Street’s CMBS Assets in Recent Vintages are Underweight  vs. Market   CMBS (as of 12/31/08)   BV  AAA AA Impact on TCE Market to Book $4.2B  99% 1% 24 bps $80   2004 & Prior 2005 2006 2007 State Street $1,683  $1,410  $611  $465  Market* $1,741  $1,571  $2,072  $1,907

Slide: 9 Moving Forward  INTERNATIONAL MBS (as of 12/31/08)  TCE Improvement Plan – Investment Portfolio  Very highly rated portfolio, primarily consisting of prime UK, Dutch and Australian MBS Australia: 0% historic credit losses after insurance and very small losses before insurance UK: worst vintage loss (1989) is 1% Stress on securities assumes double the worst case (2.2%), which implies five times coverage Credit enhancement exceeds 11% or has 100% private mortgage insurance  Information on stress testing available in supplemental disclosure.    BV  AAA AA A Impact on TCE Market to Book $5.5B  95% 3% 2% 24 bps $85

Slide: 10 Moving Forward  OTHER ABS (as of 12/31/08)  TCE Improvement Plan – Investment Portfolio  Auto and equipment: $1.3B where 84% are rated AA or above CLOs: $1.4B where 90% are rated AA or above with 26% credit enhancement HELOCs: $0.25B  Other: $0.6B  Information on stress testing available in supplemental disclosure.     BV  AAA AA A BBB BB< Impact on TCE Market to Book $3.6B  76% 8% 5% 10% 1% 33 bps $78

Slide: 11 Moving Forward  *Market is the J.P. Morgan MBS Credit Index See stress tests in additional disclosure following appendix.   TCE Improvement Plan – Investment Portfolio  NON-AGENCY ALT-A MBS (as of 12/31/08)  40% Super Senior 56% of 2006–2007 vintages are Super Senior 0% Option ARMs  Designed to withstand 1.9 times the projected future losses   BV  AAA AA A BBB BB< Impact on TCE Market to Book $1.7B  77% 4% 3% 1% 15% 14 bps $75  Statistic State Street Market* Option ARMs  0% 24% Hybrid ARMs  27% 39% Fixed Rate  73% 37% Loan-to-Value  69% 75% Credit Enhancement  11.1% 7.5%

Slide: 12 Moving Forward *2005 Vintage ABX is the ABX 2006-1,2006 Vintage ABX is the simple average of ABX 2006-2 and 2007-1, 2007 Vintage ABX is the ABX 2007-2 ** HCL: Historic Cumulative Loss Source: Intex; HCL: Historic cumulative loss; Information on stress testing available in supplemental disclosure.  SUB-PRIME ABS (as of 12/31/08)  TCE Improvement Plan – Investment Portfolio  45% are vintage years 2005 or earlier Credit Enhancement is 42.7% AAA: 46.6% AA: 49.1% Over time, our worst deal is designed to withstand gross losses of 50%  Portfolio outperforming the market    BV  AAA AA A BBB BB Impact on TCE Market to Book $5.8B  38% 32% 10% 17% 3% 90 bps $66   Rating 2004 & Prior 2005 2006 2007 Total BPS impact by rating AAA 325 887 932 87 2,230 20 AA 135 1,173 517 35 1,859 34 A 14 96 423 42 576 12 BBB 23 18 736 203 980 20 Below BBB 3 2 56 148 208 4 Total 500 2,176 2,664 514 5,853 90   Vintage* State Street HCL** Intex Market HCL** ABX HCL** 2005 3.91% 4.95% 5.73% 2006 4.01% 8.10% 6.89% 2007 3.53% 5.61% 5.54%

Appendix

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

State Street presents supplemental financial information on an "operating" basis in order to provide financial information that is comparable from period to period, and to present comparable financial trends with respect to its ongoing business operations.  Management believes that operating-basis financial information facilitates an investor’s understanding and analysis of State Street’s underlying performance and trends in addition to reported financial information, which is prepared in accordance with GAAP.

(Dollars in millions, except per share amounts)	Year Ended December 31, 2003				Year Ended December 31, 2004				% Change
									2003
	Reported			Operating	Reported			Operating	vs
	Results	Adjustments		Results	Results	Adjustments		Results	2004
Total fee revenue	$3,556	$(47	)(2)	$3,509	$4,050			$4,050	15.42%
Net interest revenue	810	51	(1)	861	859	$45	(1)	904	4.99
Provision for loan losses	-	-		-	(18)	-		(18)
Gains (Losses) related to investment securities, net	23	-		23	24	-		24
Gain on sale of Private Asset Management business	285	(285)		-	-	-		-
Gain on sale of Corporate Trust business	60	(60)		-	-	-		-
Total revenue	4,734	(341)		4,393	4,951	45		4,996	13.73

Total expenses	3,622	(443	)(3)	3,179	3,759	(62	)(4)	3,697	16.29
Income from continuing operations before income taxes	1,112	102		1,214	1,192	107		1,299
Income tax expense from continuing operations	390	5		395	394	21		415
Taxable-equivalent adjustment	-	51	(1)	51	-	45	(1)	45
Income from continuing operations	$722	$46		$768	$798	$41		$839	9.24

Diluted earnings per share from continuing operations	$2.15	$.14		$2.29	$2.35	$.12		$2.47	7.86

Return on equity from continuing operations	13.9%	0.9%		14.8%	13.3%	0.7%		14.0%

Reported results reflect State Street's Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.
(1) Taxable-equivalent adjustment not included in reported results.
(2) Represents $60 million of fee revenue from Private Asset Management business prior to divestiture net of loss of $13 million on the sale of certain real estate.
(3) Represents merger and integration costs of $103 million related to the GSS acquisition, $37 million of expenses from Private Asset Management business prior to divestiture, $7 million of divestiture costs related to the sale of Private Asset Management business and $296 million of restructuring costs related to the voluntary separation program.

(4) Represents merger and integration costs of $62 million, or $41 million after-tax, recorded in connection with the Global Securities Services acquisition.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

(Dollars in millions, except per share amounts)	Year Ended December 31, 2004				Year Ended December 31, 2005				% Change
									2004
	Reported			Operating	Reported			Operating	vs
	Results	Adjustments		Results	Results	Adjustments		Results	2005
Total fee revenue	$4,050			$4,050	$4,553			$4,553	12.42%
Net interest revenue	859	$45	(1)	904	907	$42	(1)	949	4.98
Provision for loan losses	(18)	-		(18)	-	-		-
Gains (Losses) related to investment securities, net	24	-		24	(3)	-		(3)
Gain on sale of Private Asset Management business	-	-		-	16	-		16
Total revenue	4,951	45		4,996	5,473	42		5,515	10.39

Total expenses	3,759	(62	)(2)	3,697	4,041	-		4,041	9.30
Income from continuing operations before income taxes	1,192	107		1,299	1,432	42		1,474
Income tax expense from continuing operations	394	21		415	487	-		487
Taxable-equivalent adjustment	-	45	(1)	45	-	42	(1)	42
Income from continuing operations	$798	$41		$839	$945	$-		$945	12.63

Diluted earnings per share from continuing operations	$2.35	$.12		$2.47	$2.82	$-		$2.82	14.17

Return on equity from continuing operations	13.3%	0.7%		14.0%	15.3%	-		15.3%

Reported results reflect State Street's Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.
(1) Taxable-equivalent adjustment not included in reported results.
(2) Represents merger and integration costs of $62 million, or $41 million after-tax, recorded in connection with the Global Securities Services acquisition.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

(Dollars in millions, except per share amounts)	Year Ended December 31, 2005				Year Ended December 31, 2006				% Change
									2005
	Reported			Operating	Reported			Operating	vs
	Results	Adjustments		Results	Results	Adjustments		Results	2006
Total fee revenue	$4,553			$4,553	$5,186			$5,186	13.90%
Net interest revenue	907	$42	(1)	949	1,110	$45	(1)	1,155	21.71
Gains (Losses) related to investment securities, net	(3)	-		(3)	15	-		15
Gain on sale of Private Asset Management business	16	-		16	-	-		-
Total revenue	5,473	42		5,515	6,311	45		6,356	15.25

Total expenses	4,041	-		4,041	4,540	-		4,540	12.35
Income from continuing operations before income taxes	1,432	42		1,474	1,771	45		1,816
Income tax expense from continuing operations	487	-		487	675	(65	)(2)	610
Taxable-equivalent adjustment	-	42	(1)	42	-	45	(1)	45
Income from continuing operations	$945	$-		$945	$1,096	$65		$1,161	22.86

Diluted earnings per share from continuing operations	$2.82	$-		$2.82	$3.26	$.20		$3.46	22.70

Return on equity from continuing operations	15.3%	-		15.3%	16.2%	0.9%		17.1%

Reported results reflect State Street's Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.
(1) Taxable-equivalent adjustment not included in reported results.
(2) Represents $65 million of additional income tax expense primarily associated with federal tax legislation and leveraged leases.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

(Dollars in millions, except per share amounts)	Year Ended December 31, 2006				Year Ended December 31, 2007				% Change
									2006
	Reported			Operating	Reported			Operating	vs
	Results	Adjustments		Results	Results	Adjustments		Results	2007
Total fee revenue	$5,186			$5,186	$6,633			$6,633	27.90%
Net interest revenue	1,110	$45	(1)	1,155	1,730	$58	(1)	1,788	54.81
Gains (Losses) related to investment securities, net	15	-		15	(27)	-		(27)
Total revenue	6,311	45		6,356	8,336	58		8,394	32.06

Total expenses	4,540	-		4,540	6,433	(665	)(3)	5,768	27.05
Income from continuing operations before income taxes	1,771	45		1,816	1,903	723		2,626
Income tax expense from continuing operations	675	(65	)(2)	610	642	257	(3)	899
Taxable-equivalent adjustment	-	45	(1)	45	-	58	(1)	58
Income from continuing operations	$1,096	$65		$1,161	$1,261	$408		$1,669	43.76

Diluted earnings per share from continuing operations	$3.26	$.20		$3.46	$3.45	$1.12		$4.57	32.08

Return on equity from continuing operations	16.2%	0.9%		17.1%	13.4%	4.3%		17.7%

Reported results reflect State Street's Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.
(1) Taxable-equivalent adjustment not included in reported results.
(2) Represents $65 million of additional income tax expense primarily associated with tax legislation and leveraged leases.
(3) Represents merger and integration costs of $198 million, or $129 million after-tax, recorded in connection with the Investors Financial acquisition, completed in July 2007, and a net charge of $467 million or $279 million after-tax, associated with certain active fixed-income strategies at State Street Global Advisors.

STATE STREET CORPORATION

RECONCILIATION OF REPORTED RESULTS TO OPERATING-BASIS RESULTS

(Dollars in millions, except per share amounts)	Year Ended December 31, 2007				Year Ended December 31, 2008				% Change
									2007
	Reported			Operating	Reported			Operating	vs
	Results	Adjustments		Results	Results	Adjustments		Results	2008 (7)

Total fee revenue	$6,633			$6,633	$7,747			$7,747	16.79%
Net interest revenue	1,730	$58	(1)	1,788	2,650	$134	(3)	2,784	55.70
Gains (Losses) related to investment securities, net	(27)	-		(27)	(54)	-		(54)
Gain on sale of CitiStreet interest, net of exit and other associated costs					350	(350)	(4)	-
Total revenue	8,336	58		8,394	10,693	(216)		10,477	24.82

Total expenses	6,433	(665	)(2)	5,768	7,851	(1,071)	(5)	6,780	17.55
Income before income taxes	1,903	723		2,626	2,842	855		3,697
Income tax expense (benefit)	642	257		899	1,031	205	(6)	1,236
Taxable-equivalent adjustment	-	58	(1)	58	-	104	(1)	104
Net income	$1,261	$408		$1,669	$1,811	$546		$2,357	41.22

Net income available to common shareholders	$1,261	$408		$1,669	$1,789	$546		$2,335	39.90

Diluted earnings per common share	$3.45	$1.12		$4.57	$4.30	$1.31		$5.61	22.76

Return on common equity	13.4%	4.3%		17.7%	14.8%	4.5%		19.3%

Reported results reflect State Street's Consolidated Statement of Income prepared in accordance with accounting principles generally accepted in the United States.

(1) Represents taxable-equivalent adjustment, which is not included in reported results.
(2)  Represents merger and integration costs of $198 million, or $129 million after-tax, recorded in connection with the Investors Financial acquisition, completed in July 2007, and a net charge of $467million or $279 million after-tax, associated with certain active fixed-income strategies at State Street Global Advisors.

(3) Represents taxable-equivalent adjustment of $104 million, which is not included in reported results, a $98 million charge associated with SILO leveraged lease transactions, net of net interest revenue of $68 million associated with the Boston Federal Reserve Bank's AMLF.

(4) Represents gain on sale of CitiStreet interest, net of exit and other associated costs, which State Street divested on July 1, 2008.
(5) Represents a $450 million charge associated with SSgA Stable Value Funds, $306 million in restructuring charges associated with the reduction in workforce and other cost initiatives, $115 million merger and integration costs recorded in connection with the acquisition of Investors Financial, which are direct and incremental costs associated with the acquisition and do not include ongoing expenses of the combined organization, and a $200 million charge to provide for estimated net exposure on an indemnification obligation associated with collateralized repurchase agreements.

(6)  Represents $27 million of income tax expense related to the Boston Federal Reserve Bank's AMLF, $39 million of income tax expense related to the reserve for SILO's, $140 million of income tax expense related to the gain from sale of CitiStreet interest, $180 million of income tax benefit related to SSgA Stable Value Funds, $112 million of income tax benefit related to restructuring charges, $39 million of income tax benefit related to merger and integration costs for the acquisition of Investor's Financial and $80 million of income tax benefit related to the provision for estimated net exposure on an indemnification obligation associated with collateralized repurchase agreements.

STATE STREET CORPORATION

BASELINE RESULTS (1)

			% Change
(Dollars in millions, except per share amounts)	Year Ended December 31,		2007
			vs
	2007	2008	2008 (2)
Total fee revenue	$6,204	$7,035
All other revenue	1,728	2,491
Total revenue	7,932	9,526	20.10%

Total expenses	5,428	6,172	13.71
Income before income taxes	2,504	3,354
Income taxes	910	1,186
Preferred dividends and related adjustments	-	(22)
Net income available to common shareholders	$1,594	$2,146	34.63

Diluted earnings per share	$4.63	$5.55	19.87

(1) Represents consolidated State Street operating basis, excluding Investors Financial business, related financing costs and related amortization of other intangible assets. Management believes that providing separate State Street baseline financial information further assists investors and analysts in understanding the effect of the Investors Financial acquisition.

(2) Excluding the results of Investors Financial, for the year ended December 31, 2008, positive operating leverage in the year-over-year comparison was 640 basis points, based on growth in total operating-basis revenue of 20.1% and growth in total operating-basis expenses of 13.7%.